                                                                    EXHIBIT 99.6


CASE NAME:      DCM DELAWARE, INC.                                 ACCRUAL BASIS

CASE NUMBER:    401-40787-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               -----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                 TREASURER
---------------------------------------  ---------------------------------------
Original Signature of Responsible Party                 Title

WILFORD W. SIMPSON                                SEPTEMBER 24, 2001
---------------------------------------  ---------------------------------------
Printed Name of Responsible Party                        Date

PREPARER:

/s/ Dennis S. Faulkner                           ACCOUNTANT FOR DEBTOR
---------------------------------------  ---------------------------------------
Original Signature of Preparer                          Title

DENNIS S. FAULKNER                                 SEPTEMBER 24, 2001
---------------------------------------  ---------------------------------------
Printed Name of Preparer                                 Date

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED           MONTH
ASSETS                                                   AMOUNT           JUL-01            MONTH            MONTH
------                                                 ---------          ------            -----            -----
1.   Unrestricted Cash
2.   Restricted Cash
3.   Total Cash                                              0                 0
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)
9.   Total Current Assets                                    0                 0
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment                         0                 0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)        0                 0
15.  Other (Attach List)                                     0                 0
16.  Total Assets                                            0                 0

POST PETITION LIABILITIES

17.  Accounts Payable                                                        393
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)
23.  Total Post Petition Liabilities                                         393

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                        75,885,064        15,071,491
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                           128,928,814       128,929,339
28.  Total Pre Petition Liabilities                204,813,878       144,000,830
29.  Total Liabilities                             204,813,878       144,001,223

EQUITY

30.  Pre Petition Owners' Equity                                    (204,813,878)
31.  Post Petition Cumulative Profit Or (Loss)                              (815)
32.  Direct Charges To Equity (FOOTNOTE)                              60,813,470
33.  Total Equity                                                   (144,001,223)
34.  Total Liabilities and Equity                                              0

This form  X  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:      DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                         SCHEDULED          MONTH
ASSETS                                                     AMOUNT          JUL-01           MONTH            MONTH
------                                                   ---------         -------          -----            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                   0               0


A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14              0               0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                  0               0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                               0

PRE PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                       428,814         429,339
B.    10 3/8% Senior Sub. Notes                      105,000,000     105,000,000
C.    Sr. Sub Exchangeable Notes                      23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27      128,928,814     128,929,339

CASE NAME:      DCM DELAWARE, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

INCOME STATEMENT

                                                                  MONTH                                       QUARTER
REVENUES                                                         JUL-01           MONTH          MONTH         TOTAL
--------                                                         ------           -----          -----        --------

1.  Gross Revenues                                                                                                 0
2.  Less: Returns & Discounts                                                                                      0
3.  Net Revenue                                                      0                                             0

COST OF GOODS SOLD

4.  Material                                                                                                       0
5.  Direct Labor                                                                                                   0
6.  Direct Overhead                                                                                                0
7.  Total Cost Of Goods Sold                                         0                                             0
8.  Gross Profit                                                     0                                             0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                 0
10. Selling & Marketing                                                                                            0
11. General & Administrative                                                                                       0
12. Rent & Lease                                                                                                   0
13. Other (Attach List)                                                                                            0
14. Total Operating Expenses                                         0                                             0
15. Income Before Non-Operating
    Income & Expense                                                 0                                             0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                0
17. Non-Operating Expense (Att List)                                                                               0
18. Interest Expense                                                                                               0
19. Depreciation / Depletion                                                                                       0
20. Amortization                                                                                                   0
21. Other (Attach List)                                                                                            0
22. Net Other Income & Expenses                                      0                                             0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                              0
24. U.S. Trustee Fees                                                                                              0
25. Other (Attach List)                                                                                            0
26. Total Reorganization Expenses                                    0                                             0
27. Income Tax                                                                                                     0
28. Net Profit (Loss)                                                0                 0                 0         0

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


CASE NAME:      DCM DELAWARE, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40787-BJH-11

CASH RECEIPTS AND                                          MONTH                                               QUARTER
DISBURSEMENTS                                             JUL-01           MONTH            MONTH               TOTAL
-----------------                                         ------           -----            -----              -------
1.  Cash - Beginning Of Month                                                                                        0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                       0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                     0
4.  Post Petition                                                                                                    0
5.  Total Operating Receipts                                    0                                                    0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                                   0
7.  Sale of Assets                                                                                                   0
8.  Other (Attach List)                                                                                              0
9.  Total Non-Operating Receipts                                0                                                    0
10. Total Receipts                                              0                                                    0
11. Total Cash Available                                        0                                                    0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                      0
13. Payroll Taxes Paid                                                                                               0
14. Sales, Use & Other Taxes Paid                                                                                    0
15. Secured / Rental / Leases                                                                                        0
16. Utilities                                                                                                        0
17. Insurance                                                                                                        0
18. Inventory Purchases                                                                                              0
19. Vehicle Expenses                                                                                                 0
20. Travel                                                                                                           0
21. Entertainment                                                                                                    0
22. Repairs & Maintenance                                                                                            0
23. Supplies                                                                                                         0
24. Advertising                                                                                                      0
25. Other (Attach List)                                                                                              0
26. Total Operating Disbursements                               0                                                    0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                                0
28. U.S. Trustee Fees                                                                                                0
29. Other (Attach List)                                                                                              0
30. Total Reorganization Expenses                               0                                                    0
31. Total Disbursements                                         0                                                    0
32. Net Cash Flow                                               0                                                    0
33. Cash - End of Month                                         0                                                    0

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

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:    401-40787-BJH-11

                                                SCHEDULED           MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT             JUL-01             MONTH             MONTH
-------------------------                       ---------           ------             -----             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                        0                  0                0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                        0                  0                0                  0

AGING OF POST PETITION                                      MONTH:  JULY-01
TAXES AND PAYABLES                                                 ----------

                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             ----             -----
1.  Federal                                                                                                0
2.  State                                                                                                  0
3.  Local                                                                                                  0
4.  Other (Attach List)                                                                                    0
5.  Total Taxes Payable          0                  0                  0                0                  0
6.  Accounts Payable             0                393                  0                0                393

                                                            MONTH:   JULY-01
                                                                   ----------

STATUS OF POST PETITION TAXES

                                   BEGINNING TAX       MOUNT WITHHELD                          ENDING TAX
FEDERAL                              LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)       LIABILITY
-------                            -------------       --------------      -------------       ---------
1.  Withholding **                                                                                   0
2.  FICA - Employee **                                                                               0
3.  FICA - Employer **                                                                               0
4.  Unemployment                                                                                     0
5.  Income                                                                                           0
6.  Other (Attach List)                                                                              0
7.  Total Federal Taxes                       0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                      0
9.  Sales                                                                                            0
10. Excise                                                                                           0
11. Unemployment                                                                                     0
12. Real Property                                                                                    0
13. Personal Property                                                                                0
14. Other (Attach List)                                                                              0
15. Total State And Local                     0                  0                0                  0
16. Total Taxes                               0                  0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:    401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:     JULY-01
                                                                 -----------

BANK RECONCILIATIONS                          Account # 1       Account # 2
--------------------                          -----------       -----------
A.  BANK:                                                                        Other Accounts
B.  ACCOUNT NUMBER:                                                               (Attach List)         TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                              0
2.  Add: Total Deposits Not Credited                                                                        0
3.  Subtract: Outstanding Checks                                                                            0
4.  Other Reconciling Items                                                                                 0
5.  Month End Balance Per Books                        0                  0                                 0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                        DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER             PURCHASE       INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------             --------       ----------     --------------     -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                            0                 0

CASH

12. Currency On Hand                                                                               0
13. Total Cash - End of Month                                                                      0


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


CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:    401-40787-BJH-11
                                                               MONTH: JULY-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                               ---------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF     AMOUNT         TOTAL PAID
                NAME                  PAYMENT      PAID           TO DATE
                ----                  -------     ------         ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                         0             0

                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                                        TOTAL
                                AUTHORIZING               AMOUNT               AMOUNT      TOTAL PAID             INCURRED
             NAME                 PAYMENT                APPROVED               PAID        TO DATE               $ UNPAID*
             ----               -----------              --------              ------      ----------             ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                         0                     0             0                     0

    * Include all fees incurred, both approved and unapproved

         POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                  SCHEDULED      AMOUNTS        TOTAL
                                                   MONTHLY        PAID          UNPAID
                                                  PAYMENTS        DURING        POST
                        NAME OF CREDITOR            DUE           MONTH        PETITION
                        ----------------          --------       -------       --------
1.  Bank of America                                  0             0            15,071,491
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                            0             0            15,071,491


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

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:    401-40787-BJH-11
                                                              MONTH:   JULY-01
                                                                     ----------

QUESTIONNAIRE

                                                                                                  YES      NO
                                                                                                  ---      --
1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                                       X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                                   X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                                      X

4.    Have any payments been made on Pre Petition Liabilities this reporting
      period?                                                                                               X

5.    Have any Post Petition Loans been received by the debtor from any party?                              X

6.    Are any Post Petition Payroll Taxes past due?                                                         X

7.    Are any Post Petition State or Federal Income Taxes past due?                                         X

8.    Are any Post Petition Real Estate Taxes past due?                                                     X

9.    Are any other Post Petition Taxes past due?                                                           X

10.   Are any amounts owed to Post Petition creditors delinquent?                                           X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                    X

12.   Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                  YES      NO
                                                                                                  ---      --
1.    Are Worker's Compensation, General Liability and other necessary
      insurance coverages in effect?                                                               X

2.    Are all premium payments paid current?                                                       X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                   CARRIER                PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
    --------------                   -------                --------------          --------------------------
General Liability                  Liberty Mutual           9/1/00-3/1/02           Semi-Annual        $64,657


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

CASE NAME:     DCM DELAWARE, INC.                           FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40787-BJH-11                                  ACCRUAL BASIS

                                                             MONTH:   JULY-01
                                                                     ---------

ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER              FOOTNOTE/EXPLANATION
------          -----------              --------------------
1                    24                  Pursuant to Asset Purchase Agreements
                                         approved by the Court (see prior
                                         Monthly Operating Reports for details),
                                         the Kevco Debtors have sold most of
                                         their assets except for certain items
                                         of real property currently being
                                         marketed.

1                    27A                 Intercompany payables are to co-debtors
                                         Kevco Management Co. (Case No.
                                         401-40788-BJH-11), Kevco Distribution,
                                         LP (Case No. 401-40789-BJH-11), Kevco
                                         Manufacturing, LP (Case No.
                                         401-40784-BJH-11), Kevco Holding, Inc.
                                         (Case No. 401-40785-BJH-11), Kevco,
                                         Inc. (Case No. 401-40783-BJH-11), Kevco
                                         GP, Inc. (Case No. 401-40786-BJH-11),
                                         and Kevco Components, Inc. (Case No.
                                         401-40790-BJH-11).

1                    32                  The direct charges to equity are due to
                                         the secured debt reductions pursuant to
                                         sales of Kevco Manufacturing, L.P.'s
                                         operating divisions, the sale of the
                                         South Region of Kevco Distribution, as
                                         well as direct cash payments of $25
                                         million (See Footnote 1,24). The
                                         secured debt owed to Bank of America by
                                         Kevco, Inc. (Case No. 401-40783-BJH-11)
                                         has been guaranteed by all of its
                                         co-debtors (See Footnote 1,27A);
                                         therefore, the secured debt is
                                         reflected as a liability on all of the
                                         Kevco entities. The charge to equity is
                                         simply an adjustment to the balance
                                         sheet.